NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Effective Date of Issuance: March 30, 2011
$100,000

9% CONVERTIBLE DEBENTURE
Note 2011-3

Due September 30, 2011

THIS CONVERTIBLE DEBENTURE is a duly authorized 9% Convertible Debenture of ALLEZOE MEDICAL HOLDINGS, INC., a DELAWARE corporation (the "Company") issued to Crystal Falls Investments, LLC (the "Holder") and designated as its 9% Convertible Debenture, due September 30, 2011 (the "Debenture" or "Note").

FOR VALUE RECEIVED, the Company promises to pay to the Holder, the principal sum of One Hundred Thousand ($100,000) on September 30, 2011 or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 9% per annum, payable on the Maturity Date, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.

THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME.

This Debenture is subject to the following additional provisions:

Section 1.                      Exchange. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 2.                      Transferability. This Debenture may be transferred, assigned, negotiated or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 3.                      Events of Default.

a)           "Event of Default", wherever used herein, means anyone of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within ten (10) business days of notice of such default sent by the Holder;

ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 45days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) at any time commencing after the date hereof, the Company shall thereafter fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise required by the Exchange Act, and fails to cure such deficiency within 30 days; or

(iv) at any time commencing after the date hereof or following the declaration of effectiveness of any registration statement registering Common Stock issuable pursuant to a conversion of the principal amount or interest under this Debenture (whichever is later), the Common Stock of the Company shall cease to be quoted for trading or listing for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq National Market, (d) the Nasdaq Capital Market, or (e) the NASD OTC Bulletin Board ("OTC") (each, a "Primary Market") and shall not again be quoted or listed for trading on any Primary Market within fifteen (15) trading days of such delisting.

b)           If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 4.                      Conversion.

i) At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock ("Shares") at a price of eighty percent (80%) of the average of the five lowest volume weighted average prices ("VWAPs"), determined on the then current trading market for the Company's common stock, for ten (10) trading days prior to conversion (the "Set Price" and the "Pricing Period"), at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying the date on which such conversion (each a "Conversion") is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within five (5) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any disagreement as to the Set Price, Pricing Period, Shares due or any other issues relating to this Note shall be settled in accordance with the Dispute Resolution Procedures described below.

ii) Shares from any such conversion delivered to Company by 4:00 pm EST will be delivered to Holder by 2:30 pm EST within five (5) business days of conversion notice delivery (see 4(i)). If those shares are not delivered in accordance with this timeframe stated in this Section 4(ii), at any time for any reason prior to offering those shares for sale in a private transaction or in the public market through its broker, Holder may rescind that particular conversion to have the conversion amount returned to the note balance with the conversion shares returned to the Borrower. The Company will make its commercially reasonable best efforts to deliver shares to Holder same day I next day. For each conversion, in the event that shares are not delivered by the third business day (inclusive of the day of the conversion), a penalty of $2,000 per day will be assessed for each day after the third business day (exclusive of the day of the conversion) until share delivery is made. Any such penalty will be added to the principal balance of the Note, under Holders expectation that any penalty amounts will tack back to the original date of the note).
If the Company does not request the issuance of the shares underlying this Debenture after receipt of a notice of conversion within five (5) business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered (the third business day following the submission of a conversion request) and the date the shares are actually delivered. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

iii) The applicable portion of this Note shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of this Note, and not including any other securities of the Company held by Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of this Note held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”).  The Beneficial Ownership Limitation provisions of this Section 4(iii) may be waived by Holder, at the election of such Holder, upon not less than sixty-one (61) days prior written notice to the Company, to change the Beneficial Ownership Limitation to any other percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Conversion of the Note held by the Holder.  The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(iii) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

iii) Unless the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Company in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as restricted shares of Common Stock.

iv) Holder agrees that neither Holder, nor any of Holder’s Affiliates will take any action during the Pricing Period to (a) directly or indirectly buy, sell, advise a market maker to post a bid or ask price, sell short, or cover any short sale (each a “Trading Transaction”); or (b) induce, instruct or advise any Person to affect a Trading Transaction.  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person.  With respect to Holder, without limitation, any Person owning, owned by, or under common ownership with Holder, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Holder will be deemed to be an Affiliate.

Section 5.                      Dividends and Restructuring

i) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
ii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

iii) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock;
(B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20 day period commencing the date of such notice to the effective date of the event triggering such notice.

iv) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of shares of Common Stock into which this Debenture would have been convertible if the notice of conversion had been given prior to the date of the Fundamental Transaction (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 6.                      Reservation of Shares. From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) equal to 100% (the “Minimum Share Reservation Amount”) of such number as shall be sufficient for the Conversion of this Note in full. If at any time the number of shares of Common Stock authorized and reserved for issuance is below 100% of the number of shares sufficient for the Conversion of this Note (a “Share Authorization Failure”), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 6, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

Section 7.                      Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Dallas, TX time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Dallas, TX time) on any date and earlier than 11 :59 p.m. (Dallas, TX time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

Section 8.                      Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, that the representations made by the Holder in that certain Subscription Agreement executed by Holder and the Company simultaneously with the execution and delivery of this Note, are true and correct and are incorporated herein by this reference (collectively the “Representations”).

Section 9.                      Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Texas are authorized or required by law or other government action to close.

"Common Stock" means the common stock, $.001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Set Price" shall have the meaning set forth in Section 4.

Section 10.                      Obligations. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required hereunder; or (c) enter into any agreement with respect to any of the foregoing.

Section 11.                      Lost or Stolen. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 12.                      Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated hereby (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be subject to Paragraph 17 hereof and if permitted thereby, shall be commenced only in the state and federal courts sitting in Texas. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Texas courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Texas courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 13.                      Waiver. Any waiver by the Holder shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 14.                      Piggy Back Registration Rights. If at any time during the period from the date of this Note until November 1, 2011, the Company files a registration statement with the SEC and related applicable state securities regulators on forms which permit the general sale of securities to the public, subject to customary cut-backs if deemed necessary or advisable by the underwriters for any such registration; except for any draw down or "Pipe" transactions, the Holder shall be entitled to "piggyback" registration rights on any such registrations initiated by the Company, at no cost to the Holder, for this Debenture and any underlying Shares into which this Debenture may be converted.

Section 15.                      Unenforceability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 16.                      Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 17.                      Dispute Resolution. In the case of a dispute as to the determination of the Set Price or the arithmetic calculation of the number of Shares issuable upon any Conversion of this Note, or any other issue arising relating to this Note, the Company shall promptly issue to the Holder the number of Shares that are not disputed and resolve such dispute in accordance with this subsection.  The Company shall submit the disputed determinations or arithmetic calculations via facsimile within five (5) Business Days of receipt, or deemed receipt, of the Notice of Conversion or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within five (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within five (5) Business Days submit via facsimile the disputed determination of the Set Price, Shares or other matters to binding arbitration under the commercial arbitration rules of the American Arbitration Association using three (3) arbitrators, one selected by the Company, one selected by the Holder, and the third selected by the other two selected arbitrators. Such arbitrators' determination or calculation, as the case may be, shall be binding upon all parties.(collectively, the “Dispute Resolution Procedures”).

Section 18.                      Entire Agreement.  This Note constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

Section 19.                      Effect of Facsimile and Photocopied Signatures. This Note may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Note or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Note signed by one party and faxed or scanned and emailed to another party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Note shall be effective as an original for all purposes.

IN WITNESS WHEREOF, the parties have caused this Convertible Debenture to be duly executed by a duly authorized officer of such parties as of April __, 2011, to be effective as of the date first above indicated.

ALLEZOE MEDICAL HOLDINGS, INC.

______________________________________
Name: MICHAEL HOLDER
Title: CEO

CRYSTAL FALLS INVESTMENTS, LLC

_________________________________
Name: ASH MASCARENAS Title: Managing Member

ANNEX A
NOTICE OF CONVERSION\

The undersigned hereby elects to convert principal under the 9% Convertible Debenture of Allezoe
Medical Holdings, Inc. (the "Company"), due on , 20__________, into _______________________ shares of common stock, $.001 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, or those specified under Section 4 of the Debenture.  By signing below, the Holder hereby re-certifies and re-confirms the Representations as defined in Section 8 of the Debenture.

Conversion calculations:
Date to Effect Conversion: ___________________________

80% of the average of the five lowest VWAPs for 10 trading days prior to conversion.

___________________________

Principal Amount of Debentures to be Converted:

___________________________

Interest Amount of Debentures to be Converted

___________________________

Number of shares of Common Stock to be issued:

___________________________

Signature: ___________________________

Name: ___________________________

Address: ___________________________